Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is made as of August 8, 2003 by and among Diomed Holdings, Inc., a Delaware corporation (the "COMPANY"), and the purchasers listed on Schedule 1 as "Scheduled Investors" (the "SCHEDULED INVESTORS") and each other purchaser who becomes a party to this Agreement pursuant to the provisions of Section 2(c) (the "ADDITIONAL INVESTORS", and together with the Scheduled Investors, "Investors"). Capitalized terms used in this Agreement without definition shall have the respective meanings given them in Section 17.

         WHEREAS, in order to provide capital to the Company until the conditions to the completion of the transactions contemplated by this Agreement are satisfied and further to provide capital to the Company for the enhancement of its intellectual property, the Company desires to issue to certain of the Investors, and certain of the Investors desire to purchase from the Company, the Secured Bridge Notes on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Company desires to issue to the Investors, and the Investors desire to purchase from the Company, shares of Common Stock on the terms and conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. PURCHASE AND SALE OF SECURED BRIDGE NOTES

              (A) SECURED BRIDGE NOTES

              (i) On or prior to the Tranche I Closing Date, the Company shall have authorized the sale, issuance and delivery of $6,995,000 in aggregate principal amount of the Secured Bridge Notes to the Investors listed on Schedule 1 as purchasers of the Secured Bridge Notes, including Secured Bridge Notes in the principal amount of $495,000 to be issued to the Placement Agent (and/or its designee(s)) at the Tranche I Closing in lieu of payment of certain fees payable by the Company to the Placement Agent in connection with this financing.

              (ii) The purchase price (the "NOTE PURCHASE PRICE") to be paid for the Secured Bridge Notes is 100% of the principal amount thereof. The amounts invested by the Investors shall be allocated as follows: (w) as to the Placement Agent and the Persons designated by the Placement Agent for the issuance of Secured Bridge Notes under the Placement Agent Agreement, in their respective capacities as Investors, the entire amount to be paid to the Placement Agent in the form of Secured Bridge Notes shall be allocated to the payment of the Note Purchase Price for the issuance of the Secured Bridge Notes to be issued to the Placement Agent or those Persons designated by the Placement Agent, as set forth in the Placement Agent Agreement; (x) as to those Investors who are the holders of Diomed's Class E Secured Notes due 2006 immediately prior to the Tranche I Closing, their entire amount invested hereunder shall be allocated to the payment of the Note Purchase Price for the purchase of the Secured Bridge Notes to be purchased by them at the Tranche I Closing; (y) as to those Investors who are Additional Investors, their entire amount invested shall be allocated to the payment of the Share Purchase Price for the Investors' Shares to be purchased by them at the Tranche II Closing and (z) as to all other Investors, their amounts invested hereunder shall be allocated on a PRO RATA basis among all such Investors to the payment of the Note Purchase Price to be paid by them for the Secured Bridge Notes to be purchased by them at the Tranche I Closing and to the payment of the Share Purchase Price to be paid by them for the purchase of Investors' Shares to be purchased by them at the Tranche II Closing.

              (iii) Upon payment of the Note Purchase Price to be paid by each Investor for the Secured Bridge Notes being purchased by it, the Company will issue, sell and deliver to such Investor one or more Secured Bridge Notes substantially in the form of EXHIBIT A, in with original principal amount equal to the Purchase Price paid therefor.

              (B) ESCROW OF FUNDS. Not later than three (3) business days after executing this Agreement, each Scheduled Investor (other than the Placement Agent) that has agreed to purchase the Secured Bridge Notes will deposit 100% of the Note Purchase Price payable by such Scheduled Investor under this Agreement in escrow with the Escrow Agent under the terms of the Escrow Agreement. Funds for the Note Purchase Price shall be wired to the Escrow Agent at the following account (unless arrangements for payment by certified check are made by the Investor and the Escrow Agent and such payment is tendered to the Escrow Agent accordingly):

Bank Name:  Fleet Bank
ABA No.:  011000390
Bank Address:  Boston, MA  02110
Account Name:  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
               P.C. Client Group Account
Account No.: 55214199
Reference:  Sunrise/Diomed 22379001

Funds so deposited shall be held by the Escrow Agent and released to the Company or to the parties designated by the Company at the Tranche I Closing, in accordance with the terms of the Escrow Agreement. If the Tranche I Closing does not occur prior to the close of business on September 15, 2003, said funds shall be returned to the Investor, as provided by the Escrow Agreement. Notwithstanding the foregoing, the Placement Agent shall not be required to deposit any funds with the Escrow Agent in connection with the Secured Bridge Notes to be issued to it and/or its designee(s) under the Placement Agent Agreement and, for the avoidance of doubt, the Placement Agent shall not be entitled to receive any funds from the amounts deposited by the other Investors with the Escrow Agent if the Tranche I Closing does not occur prior to the prescribed time set forth in the foregoing sentence.

              (C) TRANCHE I CLOSING.

              (iv) GENERALLY. Subject to the terms and conditions of this Agreement, each Investor listed on Schedule 1 agrees, severally and not jointly, to purchase at the Tranche I Closing, and the Company agrees to sell and issue to each Investor at the Tranche I Closing, that principal amount of Secured Bridge Notes set forth opposite such Investor's name on Schedule 1 at the Note Purchase Price.



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

              (v) TIME; PLACE. The purchase and sale of the Secured Bridge Notes shall take place at a closing (the "TRANCHE I CLOSING") to be held at the offices of McGuireWoods LLP, 9 West 57th Street, Suite 1620, New York, NY at 10:00 a.m. New York City time on the second business day after all of the conditions set forth in Sections 5 and 7 have been waived or satisfied (or such earlier time after the conditions set forth in Section 5 have been waived or satisfied as the Company may in its discretion determine), or such other time and place as the Company and the Investors mutually agree in writing. At the Tranche I Closing, the Company shall deliver to each Investor that is obligated to purchase Secured Bridge Notes under this Agreement the Secured Bridge Notes that such Investor is purchasing at the Tranche I Closing against payment of the Note Purchase Price therefor by the Escrow Agent or otherwise if any Investors' funds are not held by the Escrow Agent.

         2. PURCHASE AND SALE OF STOCK

              (A) INVESTORS' SHARES

              (i) On or prior to the Tranche II Closing Date, the Company shall have authorized the sale and issuance to the Investors of 450,000,000 shares (the "INVESTORS' SHARES") of Common Stock.

              (ii) The purchase price (the "SHARE PURCHASE PRICE") to be paid for the Investors' Shares is $0.10 per share; PROVIDED, that the Share Purchase Price to be paid by the holders of the Secured Bridge Notes by conversion or tender of their Secured Bridge Notes shall be $0.08 per share. The amounts invested by the Investors shall be allocated as follows: (x) as to those Investors who are the holders of Diomed's Class E Secured Notes due 2006 immediately prior to the Tranche I Closing, their entire amount invested hereunder shall be allocated to the payment of the Note Purchase Price for the purchase of the Secured Bridge Notes to be purchased by them at the Tranche I Closing; (y) as to those Investors who are Additional Investors, their entire amount invested shall be allocated to the payment of the Share Purchase Price for the Investors' Shares to be purchased by them at the Tranche II Closing and
(z) as to all other Investors, their amounts invested hereunder shall be allocated on a PRO RATA basis among all such Investors to the payment of the Note Purchase Price to be paid by them for the Secured Bridge Notes to be purchased by them at the Tranche I Closing and to the payment of the Share Purchase Price to be paid by them for the purchase of Investors' Shares to be purchased by them at the Tranche II Closing.

              (iii) Upon payment of the aggregate Share Purchase Price to be paid by each Investor for the Investors' Shares being purchased by it, the Company will issue, sell and deliver to such Investor that number of shares of Common Stock set forth on Schedule 1 for purchase by such Investor at the Tranche II Closing.

              (B) ESCROW OF FUNDS. Not later than three (3) business days after executing this Agreement, each Scheduled Investor that has agreed to purchase Investors' Shares and each Additional Investor will deposit 100% of the Share Purchase Price payable by such Scheduled Investor or Additional Investor, as the case may be, under this Agreement in Escrow with the Escrow Agent under the terms of the Escrow Agreement provided that the holders of the Class D Notes shall submit such notes to be held by the Escrow Agent and that the holders of the Secured



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

Bridge Notes shall retain such notes until the Tranche II Closing. Funds for the Share Purchase Price shall be wired to the Escrow Agent at the following account (unless other arrangements for payment by certified check are made by the Investor and the Escrow Agent and such payment is tendered to the Escrow Agent accordingly):

Bank Name:  Fleet Bank
ABA No.:  011000390
Bank Address:  Boston, MA  02110
Account Name:  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Client Group
               Account
Account No.:  55214199
Reference:  Sunrise/Diomed 22379001

Funds so deposited shall be held by the Escrow Agent and released to the Company or to the parties designated by the Company at the Tranche II Closing, in accordance with the terms of the Escrow Agreement. If the Tranche II Closing does not occur prior to the close of business on the date which is ninety (90) days from the Tranche I Closing Date (or, if such date is not a business day, the following business day), then said funds shall be returned to the Investor, as provided by the Escrow Agreement.

              (C) CLOSING OF PURCHASE AND SALE.

              (i) GENERALLY. Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Tranche II Closing, and the Company agrees to sell and issue to each Investor at the Tranche II Closing, that number of Investors' Shares set forth opposite such Investor's name on Schedule 1 at the Share Purchase Price.

              (ii) TIME; PLACE. The purchase and sale of the Investors' Shares shall take place at a closing (the "TRANCHE II CLOSING") to be held at the offices of McGuireWoods LLP, 9 West 57th Street, Suite 1620, New York, NY at 10:00 a.m. New York City time on the third business day after all of the conditions set forth in Sections 6 and 8 have been waived or satisfied, or at such other time and place not later than date which is ninety (90) days from the Tranche I Closing Date (or, if such date is not a business day, the following business day), as the Company and the Investors shall mutually agree in writing. At the Tranche II Closing, the Company shall deliver to each Investor certificates representing the Investors' Shares that such Investor is purchasing at the Tranche II Closing against (A) in the case of the holders of the Class D Notes, delivery to the Company of the Class D Notes, duly endorsed for transfer to the Company, (B) in the case of the holders of the Secured Bridge Notes, delivery to the Company of the Secured Bridge Notes, duly endorsed for transfer to the Company and (C) in the case of each Investor that is to purchase Investors' Shares at the Tranche II Closing other than by surrender of Class D Notes or the Secured Bridge Notes, payment of the Share Purchase Price therefor by the Escrow Agent or, if any Investor's funds are not held by the Escrow Agent, by that Investor's certified check, official bank check, wire transfer or any combination thereof.

              (iii) ADDITIONAL INVESTORS. The Company may offer and sell at the Tranche II Closing up to the balance of the authorized number of Investors' Shares to additional investors proposed by the Placement Agent, each of whom shall be reasonably acceptable to the Company



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

(each, an "ADDITIONAL INVESTOR"); PROVIDED, that the aggregate amount of the Share Purchase Price to be paid to the Company by the Investors shall not exceed $23,200,000 (excluding the amounts deemed to have been paid by the Placement Agent in connection with that part of its Placement Agent fee satisfied by the Company by way of its issuance of Secured Bridge Notes in the aggregate principal amount of $495,000 to the Placement Agent and/or its designee(s)). Any such additional investor shall execute and deliver a counterpart signature page to, and thereby, without further action by any Initial Investor, become a party to, and be deemed an Additional Investor under, this Agreement, the Stockholders Agreement and the Investors' Rights Agreement, and all schedules and exhibits hereto and thereto shall automatically be updated to reflect such Additional Investor as a party hereto and thereto.

         3. INVESTORS' REPRESENTATIONS AND WARRANTIES.

         Each Investor, severally and not jointly, with respect only to itself, represents and warrants to, and covenants and agrees with, the Company as follows:

              (A) Without limiting any Investor's right to sell such Investors' Shares pursuant to the Registration Statement, such Investor is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

              (B) Such Investor is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

              (C) All subsequent offers and sales of the Securities by such Investor shall be made only pursuant to registration of the Investors' Shares under the Securities Act or pursuant to an exemption from registration and compliance with applicable states' securities laws.

              (D) Such Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investors' compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investors set forth herein in order to determine the availability of such exemptions and the eligibility of the Investors to acquire the Securities.

              (E) Such Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Investor. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, each Investor has also had the opportunity to obtain and to review



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

the Company's (1) Annual Reports on Form 10-KSB/A for the years ended December 31, 2001 and 2002, (2) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2003 and June 30, 2003, (3) Registration Statement on Form SB-2 which became effective on October 24, 2002, (4) Prospectus on Form 424B3 filed with the SEC on October 30, 2002, (5) Registration Statement on Form SB-2 MEF filed with the SEC on November 1, 2002, (6) Proxy Statement on Schedule 14A filed with the SEC on July 2, 2003 and (7) Current Reports on Form 8-K filed with the SEC on October 22, 2002, May 19, 2003, July 29, 2003 and August 6, 2003
(collectively, the "SEC DOCUMENTS").

              (F)  Such  Investor   understands   that  its  investment  in  the
Securities involves a high degree of risk.

              (G) Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

              (H) Such Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. This Agreement and the Investment Documents have been duly and validly authorized, executed and delivered on behalf of such Investor and create a valid and binding agreement of such Investor enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

              (I) The jurisdiction in which any offer to purchase Securities was made to or accepted by such Investor is the jurisdiction shown as such Investor's address on Schedule 1 hereto.

              (J) Such Investor was not formed solely for the purpose of investing in the Securities.

              (K) Such Investor is able to bear the complete loss of such Investor's investment in the Securities.

              (L) Such Investor acknowledges and agrees that the information contained in the Documents, including the fact of such Investor's purchase of the Securities and the information regarding the Investors that is contained in this Agreement, may be disclosed by the Company in its discretion, including without limitation by way of a press release, the filing with the SEC of a Form 8-K, proxy statement, registration statement or other public filing which may contain counterparts of all or certain of the Investment Documents, and hereby grants the Company permission to make any such public disclosure of said information.

              (M) If such Investor is (or, by virtue of its investment hereunder, becomes) an "affiliate" of the Company (as defined in Section 16 of the Exchange Act), then such Investor shall timely comply with all SEC filings required of it under said Section 16, including without limitation the filing with the SEC of a statement of change in beneficial ownership of Securities on Form 4, reflecting the acquisition of beneficial ownership of the Investors' Shares pursuant to such Investor's purchase of the Investors' Shares.



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

              (N) All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by such Investor directly without the intervention of any person on behalf of such Investor in such manner as to give rise to any valid claim by any person against such Investor or the Company for a finder's fee, brokerage commission or similar payment, other than the obligations of the Company to the Placement Agent under the Placement Agent Agreement.

              (O) If such Investor is an individual, such Investor certifies that he or she is not, nor to his or her knowledge has been designated as, a "suspected terrorist" as defined in Executive Order 13224. If such Investor is a corporation, trust, partnership, limited liability company or other organization, such Investor certifies that, to the best of its knowledge, such Investor has not been designated as, and is not owned or controlled by, a "suspected terrorist" as defined in Executive Order 13224. Such Investor hereby acknowledges that the Company seeks to comply with all applicable laws covering money laundering and related activities. In furtherance of those efforts, such Investor hereby represents, warrants and agrees that: (i) none of the cash or property that such Investor will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by such Investor to the Company, to the extent that they are within such Investor's control, shall cause the Company to be in violation of the Untied States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Untied States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. Such Investor shall promptly notify the Company if any of these representations ceases to be true and accurate regarding such Investor. Such Investor agrees to provide the Company with any additional information regarding such Investor that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. Such Investor understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of such Investor's investment in the Company. Such Investor further understands that the Company may release confidential information about such Investor and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interest of the Company in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

              (P) Such Investor has completed and provided to the Company herewith the AMEX Questionnaire attached hereto as Schedule 2, and all information contained therein is complete and accurate in all material respects with respect to such Investor.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Investors that, except as otherwise disclosed in the Disclosure Schedules to this Agreement, with any exceptions set forth therein to be cross-referenced to the clause of this Section 3 to which such exception is made:

              (A) COMPANY AND SUBSIDIARIES. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to



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

carry on its business as now being conducted. The Company and each of its Subsidiaries are each duly qualified as foreign corporations to do business and are in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.

              (B) CAPITALIZATION OF THE COMPANY. The authorized capital stock of the Company consists of 100,000,000 shares, of which 80,000,000 are shares of Common Stock, of which 29,711,749 shares are issued and outstanding as of the date of this Agreement and 20,000,000 are shares of Preferred Stock, par value $0.001 per share (the "PREFERRED STOCK"), of which 44 shares are issued and outstanding as of the date of this Agreement, consisting of 20 shares of Preferred Stock that are Class E Stock, exchangeable pursuant to the Share Exchange Agreement for an aggregate of 27,117,240 shares of Common Stock and 24 shares of Preferred Stock that are Class F Stock, exchangeable pursuant to the Share Exchange Agreement for an aggregate of 3,021,552 shares of Common Stock. Upon the approval by the Company's stockholders of the Certificate of Amendment at the Annual Meeting, and the Company's filing of the Certificate of Amendment with the Secretary, the authorized capital stock of the Company will consist of 520,000,000 shares of which 500,000,000 are shares of Common Stock and 20,000,000 are shares of Preferred Stock. The Disclosure Schedules set forth the Company's complete equity capitalization on a fully diluted basis as of the date of this Agreement, including all outstanding stock options, stock purchase warrants and any other rights to acquire shares of its capital stock of any class.

              (C) SUBSIDIARIES. The Company owns 100% of the issued and outstanding shares of Diomed. Diomed owns 100% of the issued and outstanding shares of Diomed, Ltd., an English company, and Diomed PDT, Inc., a Delaware corporation. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are owned, beneficially and of record, by the Company or Subsidiaries wholly owned by the Company free and clear of all Liens.

              (D) AUTHORIZED SHARES. All issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable. Upon the approval by the Company's stockholders of the Certificate of Amendment at the Annual Meeting, and the Company's filing of the Certificate of Amendment with the Secretary, the Company will have sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Investors' Shares. At all times after the filing of the certificate of Amendment with the Secretary, the Company shall keep available Common Stock duly authorized for issuance against the conversion of the Secured Bridge Notes and the issuance of the Investors' Shares to be purchased at the Tranche II Closing. When issued and paid for in accordance with this Agreement, the Investors' Shares will be duly authorized, validly issued, fully paid and non-assessable.

              (E) AUTHORIZATION OF INVESTMENT DOCUMENTS, ETC. The Investment Documents, and the transactions contemplated thereby, have been duly and validly authorized by the Company and the Investment Documents will be executed and delivered at the Tranche I Closing and the Tranche II Closing by the duly authorized officer(s) of the Company. Each of the Investment Documents, when executed and delivered by the Company, are and will be, valid,



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

legal and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally. The execution and delivery of the Investment Documents by the Company, the issuance of the Secured Bridge Notes and the Investors' Shares, and the consummation by the Company of the other transactions contemplated by the Investment Documents do not and will not conflict with or result in a breach by the Company or Diomed of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties or assets are bound, or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's debt or equity securities, (iii) any existing applicable law, rule, or regulation, including without limitation the Sarbanes-Oxley Act of 2002, or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock with the AMEX or the rules and regulations of the AMEX, except in the case of clauses (i) through (iv) such conflict, breach or default which would not have a Material Adverse Effect. There are no preemptive rights of any stockholder of the Company to acquire the Investors' Shares.

              (F) APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company or Diomed is required to be obtained by the Company for the issuance and sale of the Secured Bridge Notes and the Investors' Shares to the Investors as contemplated by this Agreement, except (i) such authorizations, approvals and consents that have been obtained, or such authorizations, approvals and consents, the failure of which to obtain would not have a Material Adverse Affect and (ii) the listing of the Investors' Shares on the AMEX requires the affirmative vote of the Company's stockholders.

              (G) FINANCIAL STATEMENTS. The audited consolidated financial statements of the Company as of and for the years ended December 31, 2001 and 2002 (collectively, the "ANNUAL FINANCIAL STATEMENTS") and the unaudited consolidated financial statements of the Company as of and for the three months ended March 31, 2003 and June 30, 2003 (collectively, the "INTERIM FINANCIAL
STATEMENTS"), which have been made available to the Investors, have been prepared in accordance with US generally accepted accounting principles ("GAAP") applied on a basis consistent throughout the periods indicated (except as may be indicated in the notes thereto) and, present fairly in all material respects the consolidated financial condition and consolidated operating results of the Company as of the dates and during the periods indicated therein in conformance with GAAP, subject, in the case of the Interim Financial Statements, to normal year-end adjustments, consistent with past practices. The Annual Financial Statements of the Company, including the notes thereto, were duly certified by independent public accountants as required by the Securities Act and the regulations promulgated under the Securities Act. Except as set forth in the Annual Financial Statements, the Interim Financial Statements, the SEC Documents, the Disclosure Schedule or arising in the ordinary course of business since June 30, 2003, as of the date of this Agreement, none of the Company nor any Subsidiary has (A) incurred any material liabilities of any nature (matured or unmatured, fixed or contingent) or (B) made any material disposal of assets, suffered any loss or material damage of any assets, waived any valuable rights, made any material change in any material contract to which it is a party or declared or paid any dividends.

              (H) SEC FILINGS. None of the Company's filings with the SEC filed with respect to periods ending on or after February 14, 2002 contained, and, to the best of the Company's knowledge, none of the Company's SEC Documents filed with respect to periods prior to February 14, 2002, contained at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since February 14, 2002 timely filed all requisite forms, reports and exhibits thereto with the SEC, assuming that the SEC grants the Company's request to consider its Form 10-QSB for the quarter ended June 30, 2003 to have been timely filed due to the power outage that occurred on August 14 and 15, 2003. The Company is not aware of any event occurring on or prior to, as to the Tranche I Closing, the Tranche I Closing Date or, as to the Tranche II Closing, the Tranche II Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents.

              (I) ABSENCE OF CERTAIN CHANGES. Since February 14, 2002, except as set forth in the SEC Documents, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company or any of its Subsidiaries. Since February 14, 2002, except as contemplated by the Investment Documents, neither the Company nor any of its Subsidiaries has (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

              (J) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company and its subsidiaries taken as a whole to perform its obligations under, any of the Investment Documents. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect.

              (K) ABSENCE OF EVENTS OF DEFAULT. No event of default (or its equivalent term), as defined in the respective agreement to which the Company or any of its subsidiaries is a party, and no event which, with the giving of notice or the passage of time or both, would become an event of default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

              (L) NO DEFAULT. Neither the Company nor Diomed or any of the Company's other subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property is bound, including the Patent Rights Acquisition Agreements, except to the extent that any such default would not have a Material Adverse Effect.

              (M) REGULATORY PERMITS. Each of the Company and its Subsidiaries has all such permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("PERMITS") as are necessary to own and lease its respective properties and conduct its respective businesses in all material respects in the manner described in the SEC Documents as currently being conducted. All such Permits are in full force and effect and the Company and Diomed have fulfilled and performed all of its material obligations with respect to such Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be disclosed in the SEC Documents. Such Permits contain no restrictions that would materially impair the ability of the Company or Diomed to conduct businesses in the manner consistent with its past practices. Neither the Company nor Diomed has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

              (N) LISTED CLASS OF SHARES. The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act, and the Common Stock (excluding the shares of Common Stock the issuance of which is to be voted upon at the Annual Meeting) is duly listed for trading on the AMEX. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing.

              (O) INTELLECTUAL PROPERTY. The Company and the Subsidiaries own or have the right to use, under valid license agreements or otherwise, all material patents (including but not limited to the EVLT Patent), licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to the conduct of its respective businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other person. The Patent Rights Acquisition Agreements are in full force and effect and have not been amended. Upon payment of the amounts due to be paid under the Patent Rights Acquisition Agreements at the time of the Tranche I Closing, Diomed will own or be the exclusive licensee of all outstanding interests in the EVLT Patent and currently filed foreign counterparts of the EVLT Patent. The Disclosure Statement sets forth all of the Company's material intellectual property.

              (P) INTERNAL ACCOUNTING CONTROLS. Each of the Company and Diomed maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management's general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (Q) TAX LIABILITIES. The Company has filed all material federal, state and local tax reports and returns required by any law or regulation to be filed by it, except for extensions duly obtained, and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof. To the best knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

              (R) HAZARDOUS MATERIALS. Each of the Company, Diomed and their respective subsidiaries is in compliance with all applicable Environmental Laws in all respects except where the failure to comply does not have and could not reasonably be expected to have a Material Adverse Effect. For purposes of the foregoing:

              "ENVIRONMENTAL LAWS" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other applicable federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, the environment or any Hazardous Material.

              "HAZARDOUS MATERIAL" means and includes any hazardous, toxic or dangerous waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

              (S) PENSION RELATED MATTERS. Each employee pension plan (other than a multiemployer plan within the meaning of Section 3(37) of ERISA and to which the Company or any ERISA Affiliate has or had any obligation to contribute (a "MULTIEMPLOYER PLAN")) maintained by the Company or any of its ERISA Affiliates to which Section 4021(a) of ERISA applies and (a) which is maintained for employees of the Company or any of its ERISA Affiliates or (b) to which the Company or any of its ERISA Affiliates made, or was required to make, contributions at any time within the preceding five (5) years (a "PLAN"), complies in all material respects, and is administered in accordance, with its terms and all material applicable requirements of ERISA and of the Internal Revenue Code of 1986 as amended (the "TAX CODE") and with all material applicable rulings and regulations issued under the provisions of ERISA and the Tax Code setting forth those requirements. No "Reportable Event" or "Prohibited Transaction" (as each is defined in ERISA) or withdrawal from a Multiemployer Plan caused by the Company has occurred and no funding deficiency described in
Section 302 of ERISA caused by the Company exists with respect to any Plan or Multiemployer Plan which could have a Material Adverse Effect. The Company and each ERISA Affiliate has satisfied all of their respective funding standards applicable to such Plans and Multiemployer Plans under Section 302 of ERISA and
Section 412 of the Tax Code and the Pension Benefit Guaranty Corporation ("PBGC") has not instituted any proceedings, and there exists no event or condition caused by the Company which would constitute grounds for the institution of proceedings by PBGC, to terminate any Plan or Multiemployer Plan under Section 4042 of ERISA which could have a material adverse effect on the assets, financial condition, results of operation or business of a Company or any ERISA Affiliate. For purposes of the foregoing:

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with the regulations thereunder.

              "ERISA AFFILIATE" means any corporation, trade or business, which together with the Company would be treated as a single employer under Section 4001 of ERISA.

              (T) TITLE TO PROPERTIES. Except as set forth in the SEC Documents, each of the Company and Diomed has good and marketable title to all of its respective personal property, subject to no transfer restrictions or Liens of any kind.

              (U) INSURANCE. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.

              (V) NO CONFLICT OF INTEREST. Except as set forth in the Company's Proxy Statement on Schedule 14A filed with the SEC on July 2, 2003, and except for salary deferrals incurred during 2003, the Company or any Subsidiary is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers, directors or employees, or any members of their immediate families, are directly, or indirectly, indebted to the Company or, to the best of the Company's knowledge, have any direct or indirect ownership interest in any entity with which the Company is affiliated or with which the Company has a business relationship, or any entity which competes with the Company, except that officers, directors, employees and/or stockholders of the Company may own stock in (but not exceeding five percent (5%) of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the best of the Company's knowledge, except as set forth in the SEC Documents, none of the Company's officers, directors or employees or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person or entity other than a Subsidiary.

              (W) BLUE SKY. The Company will timely file a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D. Based on the information provided by the Investors, the Company will take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification).

              (X) FULL DISCLOSURE. No representation or warranty by the Company in this Agreement, nor in any Investment Document delivered or to be delivered in connection with this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company, there is no information concerning the Company and its subsidiaries or their respective businesses which has not heretofore been disclosed to the Investors which could reasonably be expected to have a Material Adverse Effect.

              (Y) BROKERS AND FINDERS FEES. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly without the intervention of any person on behalf of the Company in such manner as to give rise to any valid claim by any person against the Investors or the Company for a finder's fee, brokerage commission or similar payment, except for the obligations of the Company to the Placement Agent under the Placement Agent Agreement.

         5. CONDITIONS TO THE INVESTORS' OBLIGATIONS AT THE TRANCHE I CLOSING.

         The obligations of each Investor at the Tranche I Closing are subject to the fulfillment at or before the Tranche I Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

              (A) The representations and warranties of the Company contained in
Section 4 shall be true on and as of the Tranche I Closing Date with the same effect as though such representations and warranties had been made on and as of the Tranche I Closing Date.

              (B) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it at or before the Tranche I Closing, and shall have delivered any document, instrument or certificate by any officer of the Company required to be furnished pursuant to this Section 5, each of which shall have been duly authorized by the Company.

              (C) The Chief Financial Officer of the Company shall deliver to each Investor at the Tranche I Closing a certificate stating that the conditions specified in Sections 5(a) and 5(b) have been fulfilled.

              (D) Each other Investor that has agreed to purchase Secured Bridge Notes has tendered the Note Purchase Price therefor at or prior to the Tranche I Closing.

              (E) This Agreement has been duly executed by Scheduled Investors (exclusive of the holders of the Class D Notes and the holders of the Class E Notes) that have agreed to pay the aggregate Share Purchase Price of at least $12,000,000, subject to the terms and conditions of this Agreement.

              (F) Simultaneously with the completion of the Tranche I Closing, the Company has paid all principal of and accrued interest on the Class E Notes and the holders of the Class E Notes have terminated their security interest in the assets of the Company and the Subsidiaries.

              (G) Simultaneously with the completion of the Tranche I Closing, the Company has paid to Endolaser Associates, L.L.C. all amounts due under
Section 5.1(a) of the Patent License Agreement, including making all payments due thereunder to Endolaser Associates, LLC, and the Patent License Agreement has been made effective.

              (H) Simultaneously with the completion of the Tranche I Closing, the Company has performed all obligations to be performed at the closing to be held pursuant to Article II of the Patent Purchase Agreement, including the making of all payments due thereunder to Dr. Robert J. Min, and the Closing (as defined in the Patent Purchase Agreement) shall have occurred.

              (I) The Company has delivered to the Investors an opinion of legal counsel of the Company substantially in the form of EXHIBIT H.

              (J) The Company has delivered the Secured Bridge Notes to the Investors that are purchasing the Secured Bridge Notes in accordance with this Agreement.

              (K) The Company has executed and delivered the Patent Security Agreement.

              (L) The Company has executed and delivered the Security Agreement.

              (M) The Company has executed and delivered the Pledge Agreement.

              (N) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

              (O) All corporate and other proceedings in connection with the transactions contemplated at the Tranche I Closing shall be reasonably satisfactory in form and substance to the Investors purchasing Secured Bridge Notes in the Tranche I closing and their special counsel, and such Investors and their special counsel shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

         6. CONDITIONS TO THE INVESTORS' OBLIGATIONS AT THE TRANCHE II CLOSING.

         The obligations of each Investor at the Tranche II Closing are subject to the fulfillment at or before the Tranche II Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

              (A) The representations and warranties of the Company contained in
Section 4 shall be true on and as of the Tranche II Closing Date with the same effect as though such representations and warranties had been made on and as of the Tranche II Closing Date.

              (B) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it at or before the Tranche II Closing, and delivery of any document, instrument or certificate by any officer of the Company required or furnished pursuant to this Section 6 shall have been duly authorized by the Company.

              (C) The stockholders of the Company have approved the issuance of the Investors' Shares as contemplated by this Agreement.

              (D) The Chief Financial Officer of the Company shall deliver to each Investor at such Closing a certificate stating that the conditions specified in Sections 6(a) through (d) have been fulfilled.

              (E) The settlement of the Class Action has been finally approved pursuant to its terms and is no longer subject to appeal.

              (F) Each other Investor that has agreed to purchase Investors' Shares has tendered the Share Purchase Price therefor at or prior to the Tranche II Closing.

              (G) Each holder of the Class D Notes has delivered the Class D Notes owned by such holder to the Company as payment for the Investors' Shares to be purchased under this Agreement.

              (H) Each holder of the Secured Bridge Notes shall have delivered the Secured Bridge Notes owned by such holder to the Company as payment for the Investors' Shares to be purchased under this Agreement.

              (I) All outstanding shares of the Company's Class E Preferred Stock and Class F Preferred Stock shall have been exchanged for Common Stock by the Company and the holders thereof, pursuant to the Share Exchange Agreement.

              (J) The Company has filed the Certificate of Amendment with the Secretary.

              (K) The Company's stockholders have approved the certificate of amendment to be proposed to them at the Annual Meeting that permits the Company to effectuate the Reverse Stock Split.

              (L) The Investors' Shares have been listed for trading with the AMEX.

              (M) The Company has executed and delivered the Investors' Rights Agreement.

              (N) The Company has executed and delivered the Stockholders' Agreement.

              (O) The Company has delivered to the Investors the certificates representing the shares of Investors' Shares to be purchased in accordance with this Agreement;

              (P) No facts or circumstance first arising after the Tranche I Closing and prior to the Tranche II Closing have caused or resulted in a Material Adverse Effect, which Material Adverse Effect is continuing on the Tranche II Closing Date.

              (Q) The Company has delivered to the Investors an opinion of legal counsel of the Company substantially in the form of EXHIBIT I.

              (R) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

              (S) All corporate and other proceedings in connection with the transactions contemplated at the Tranche II Closing shall be reasonably satisfactory in form and substance to the Investors and their special counsel, and such Investors and their special counsel shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

         7. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT THE TRANCHE I CLOSING.

         The obligations of the Company to each Investor that is purchasing Secured Bridge Notes at the Tranche I Closing are subject to the fulfillment at or before such Closing of each of the following conditions by that Investor:

              (A) The representations and warranties of the Investors contained in Section 3 shall be true on and as of the Tranche I Closing Date, with the same effect as though such representations and warranties had been made on and as of the Tranche I Closing Date.

              (B) Each Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Tranche I Closing Date and delivery of any document, instrument or certificate by any representative of any of the Investors required or furnished pursuant to this
Section 7 shall have been duly authorized by the respective Investor so represented.

              (C) The Designated Note Investor, as agent for the Investors that are purchasing Secured Bridge Notes has executed and delivered the Patent Security Agreement.

              (D) The Designated Note Investor, as agent for the Investors that are purchasing Secured Bridge Notes has executed and delivered the Security Agreement.

              (E) This Agreement has been duly executed by Investors (exclusive of the holders of the Class D Notes and the Class E Notes) that have agreed to pay the aggregate Share Purchase Price of at least $12,000,000, subject to the terms and conditions of this Agreement.

              (F) The Company has received not less than $6,500,000 as the aggregate Note Purchase Price of the Secured Bridge Notes sold at the Tranche I Closing, in addition to the satisfaction of $495,000 of the amount of the fees payable by the Company to the Placement Agent under the Placement Agent Agreement.

              (G) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

         8. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT THE TRANCHE II CLOSING.

         The obligations of the Company to each Investor at the Tranche II Closing are subject to the fulfillment at or before such Tranche II Closing of each of the following conditions by that Investor:

              (A) The representations and warranties of the Investors contained in Section 3 shall be true on and as of the Tranche II Closing Date, with the same effect as though such representations and warranties had been made on and as of the Tranche II Closing Date.

              (B) Each Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Tranche II Closing Date and delivery of any document, instrument or certificate by any representative of any of the Investors required or furnished pursuant to this
Section 8 shall have been duly authorized by the respective Investor so represented.

              (C) The settlement of the Class Action has been finally approved pursuant to its terms and is no longer subject to appeal.

              (D) If the Investor is not a holder of the Class D Notes or the Secured Bridge Notes, that Investor has delivered to the Company good funds as payment in full of an amount equal to the purchase price for the Investors' Shares in accordance with this Agreement.

              (E) If the Investor is a holder of the Class D Notes, that Investor has delivered to the Company the Class D Notes owned by such Investor, duly endorsed for transfer to the Company.

              (F) If the Investor is a holder of the Secured Bridge Notes, that Investor has delivered to the Company the Secured Bridge Notes owned by such Investor, duly endorsed for transfer to the Company.

              (G) The Company has received the full amount of the Share Purchase Price to be paid to it at the Tranche II Closing.

              (H) The stockholders of the Company have approved the Amendment and the amendment necessary to effect the Reverse Stock Split at the Annual Meeting.

              (I) The Investors have executed and delivered the Investors' Rights Agreement.

              (J) The Signatory Investors have executed and delivered the Stockholders' Agreement.

              (K) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

         9. AMEX LISTING OF INVESTORS' SHARES. The Company shall seek stockholder approval under the rules and regulations of the AMEX (including without limitation Section 713 of the Listing Standards, Policies and Requirements) at its Annual Meeting, as described in Section 14. The Secured Bridge Notes shall not be convertible into Investors' Shares until the issuance of the Investors' Shares upon such conversion has been approved by the Company's stockholder, as contemplated by Section 14.

         10. REVERSE STOCK SPLIT. The Company will consider a reverse stock split (the "REVERSE STOCK SPLIT") of its issued and outstanding Common Stock to be voted on by the Company's stockholders at the Annual Meeting, as set forth in this Section 10. Not later than fifteen (15) days after the Tranche I Closing Date, the Company shall send a notice (the "REVERSE STOCK SPLIT NOTICE") to each Investor of its proposal regarding the Reverse Stock Split. Failure to send the Reverse Stock Split Notice shall be deemed to be an election by the Company not to effect the Reverse Stock Split. If the Company elects to complete the Reverse Stock Split, the Reverse Stock Split Notice shall specify the exact ratio of the Reverse Stock Split. If, within ten (10) days after the Company has provided the Reverse Stock Split Notice or failed to timely provide the Reverse Stock Split Notice, an Investor Majority disagrees with the Company's proposal as to the Reverse Stock Split or the Company's proposal for the ratio of the Reverse Stock Split, such Investors shall send a notice ( the "INVESTORS' REVERSE STOCK SPLIT NOTICE") specifying the action that the Investors require the Company to take with respect to the Reverse Stock Split and the Company shall use its best reasonable efforts to cause the Board of Directors to take action consistent with the Investors' Reverse Stock Split Notice so that the proposal shall be voted on at the Annual Meeting. Any failure by the Investor Majority to send the Investors' Reverse Stock Split Notice shall be deemed to be the consent by the Investor Majority to the Company's proposal in the Reverse Stock Split Notice. If the Reverse Stock Split is approved at the Annual Meeting it shall occur simultaneously with (or within two business days after) the Tranche II Closing.

         11. BOARD OF DIRECTORS. Within twelve (12) days after the Tranche II Closing Date, the Company will use its best efforts to cause the Board of Directors to increase the size of the Board of Directors from eight to nine directors, and, in accordance with the Stockholders' Agreement, to appoint up to three directors that have been selected by the Signatory Investor Majority (as defined in the Stockholders' Agreement) shall be appointed as members of the Board of Directors. Subject to applicable law and the applicable requirements of the AMEX, the Company will use its best efforts to cause the Board of Directors to appoint a member of the Board of Directors designated by the Investors to be a member of any nominating, compensation, stock option or audit committee of the Board of Directors.

         12. RIGHTS OFFERING. Within ten (10) days after the Tranche II Closing, the Company may elect to commence a rights offering (as described in this Section 12, the "RIGHTS OFFERING") to the holders of the Common Stock by filing with the SEC a registration statement for the rights and the resale of the shares of Common Stock acquired upon exercise of the rights distributed in the Rights Offering. In the Rights Offering, the Company will distribute to each stockholder of record as of the business day immediately prior to the Tranche I Closing Date a right to acquire shares of Common Stock at a purchase price equal to the Share Purchase Price paid by the Investors (other than the holders of the Secured Bridge Notes), exercisable for a 45-day period, in the ratio of one such right for each share of Common Stock held by the stockholder. The rights shall not be transferable. If the Reverse Stock Split occurs prior to the commencement of the rights offering, the exercise price in the Rights Offer will be adjusted accordingly.

         13. CERTAIN COVENANTS. From and after the Tranche I Closing, the Company covenants to each Investor that:

              (A) FILINGS. The Company will make all required filings in connection with the sale of the Investors' Shares to the Investors required under any United States laws and regulations applicable to the Company, or by the AMEX, and to provide a copy thereof to the Investors promptly after such filing if so requested by the Investors.

              (B) REPORTING STATUS. So long as the any of the Investors beneficially own any of the Investors' Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Except as otherwise set forth in this Agreement and the other Investment Documents, the Company will take all reasonable action under its control to obtain and to continue the listing and trading of its Common Stock on the AMEX and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the AMEX.

              (C) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Secured Bridge Notes for the payments of the amounts due under the Patent Rights Acquisition Agreements, and for general working capital purposes including the economic exploitation of Diomed's rights in the EVLT Patent and commercialization of Diomed's EVLT(R) product line. The Company will use the proceeds from the sale of the Investors' Shares for the enforcement of the Patent Rights and for general working capital purposes.

              (D) EVLT PATENT MAINTENANCE. While any Secured Bridge Notes are outstanding and for so long as the Investors shall continue to beneficially own at least fifty percent (50%) of the Investors' Shares, the Company shall cause Diomed to use its commercially reasonable best efforts, including in any proceeding before the United States Patent and Trademark Office, to maintain the registration of the EVLT Patent and to defend the EVLT Patent from any third party proceedings seeking to invalidate the EVLT Patent.

         14. ANNUAL MEETING OF STOCKHOLDERS. The Company will call the Annual Meeting after the Tranche I Closing to obtain stockholder approval of the issuance of each of (i) the Investors' Shares and (ii) the shares of Common Stock exchangeable for the outstanding shares of the Company's Class E Preferred Stock, par value $0.001 per share, and Class F Preferred Stock, par value $0.001 per share. At the Annual Meeting the Company will also seek approval of its stockholders of (i) an increase in the number of authorized shares of Common Stock from 80,000,000 to 500,000,000, (ii) a reverse stock split in a ratio of between 35:1 and 10:1,
(iii) the Company's 2003 Omnibus Incentive Plan, (iv) the election of directors, and (v) the appointment of independent auditors. For this purpose, within 15 days after the Tranche I Closing Date, the Company will file a preliminary proxy statement with the SEC for the Annual Meeting and will use its best efforts to have the SEC clear the preliminary proxy statement prior to September 30, 2003. Promptly after receiving clearance from the SEC of the preliminary proxy statement, the Company will file a definitive proxy statement with the SEC, call the Annual Meeting and distribute the definitive proxy statement and other necessary proxy soliciting materials to the Company's stockholders.

         15. INDEMNIFICATION.

              (A) To the extent permitted by law, the Company will indemnify and hold harmless each Investor against any losses, claims, damages or liabilities (joint or several) to which they may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any material breach of or inaccuracy in any representation, warranty or covenant by the Company in Section 4 or Section 13 of this Agreement as of the date such representation or warranty was made (a "VIOLATION");
PROVIDED, that the indemnity contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected by the Investor without the consent of the Company.

              (B) Promptly after receipt by an indemnified party under this Section of actual knowledge of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against the Company, deliver to the Company a written notice of the commencement thereof (the "INDEMNIFICATION NOTICE") and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Company, if representation of such indemnified party by the counsel retained by the Company would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. In addition to the restrictions contained in Section 15(d), the failure to deliver an Indemnification Notice to the Company within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Company of any liability to the indemnified party under this Section to the extent of such prejudice.

              (C) Notwithstanding the foregoing, in no event shall any indemnity payable by the Company under this Section exceed the aggregate purchase price for the Investors' Shares acquired by the Investor being indemnified pursuant to this Agreement. Further, the Company shall have no obligations under this Section to indemnify any Investor unless and until the actual aggregate losses incurred by all Investors arising out of or based upon one or more Violations as provided for in Section from the Tranche I Closing Date on a cumulative basis, are at least U.S.$25,000.

              (D) The Company shall not be required to indemnify any Investor under this Section in respect of any Violation as to which the Company has not received, within eighteen (18) months of the Tranche II Closing Date, an Indemnification Notice.

         16. FURTHER ASSURANCES. Each Investor and the Company shall from time to time and at all times hereafter make, do, execute, or cause or procure to be made, done and executed such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the transactions contemplated by this Agreement.

         17. DEFINTIONS.

              DEFINITIONS.   As  used  herein,   unless  the  context  otherwise
requires, each of the following terms has the meaning set forth below, unless the context otherwise requires:

              (i) "ADDITIONAL INVESTOR" has the meaning given it in Section 2(b)(ii).

              (ii) "AFFILIATE" means, with respect to a specific Person referred to in the relevant provision, another Person who or which Controls or is Controlled by or is under common Control with such specified Person.

              (iii) "AMEX" means the American Stock Exchange.

              (iv) "ANNUAL MEETING" means the Company's 2003 Annual Meeting of Stockholders.

              (v) "BOARD OF DIRECTORS" means the Company's board of directors as constituted from time to time.

              (vi) "CERTIFICATE OF AMENDMENT" means the proposed amendment to the Company's Certificate of Incorporation that would increase the number of shares of authorized Common Stock to 500,000,000.

              (vii) "CLASS ACTION" means AUGENBAUM VS. DIOMED HOLDINGS, INC., Case No. 20454, filed in Delaware Chancery Court on July 28, 2003.

              (viii) "CLASS D NOTES" means the Company's Class D Notes, dated May 6, 2003, and outstanding in the aggregate principal amount of $1,200,000.

              (ix) "CLASS E NOTES" means the Company's Class E Notes, dated May 6, 2003, and outstanding in the aggregate principal amount of $2,000,000.

              (x) "COMMON STOCK" means the Company's Common Stock, par value $0.001 per share.

              (xi) "CONTROL" has the meaning given to such term in Rule 405 promulgated under the Securities Act.

              (xii) "DESIGNATED NOTE PURCHASER" means the Investor purchasing Secured Bridge Notes or the trust company, bank or other fiduciary agent appointed by the Secured Parties and agreed to by the Company and the Placement Agent, as the case may be, and any successor thereto, in its capacity as agent for the Secured Parties.

              (xiii) "DIOMED" means Diomed, Inc., a wholly owned subsidiary of the Company.

              (xiv) "DISCLOSURE  SCHEDULE" means the Disclosure Schedule setting
forth  certain   information   regarding  the  Company  and  its   Subsidiaries,
substantially in the form attached hereto.

              (xv) "ESCROW AGENT" means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

              (xvi) "ESCROW AGREEMENT" means the Escrow Agreement, dated August __, 2003, among the Company, the Placement Agent and the Escrow Agent, substantially in the form of EXHIBIT B.

              (xvii) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              (xviii) "EVLT PATENT" means U.S. Patent No. 6,398,777.

              (xix) "GUARANTEES" means, collectively, each Guaranty by Diomed of each Secured Bridge Note, substantially in the form included on the Form of Secured Bridge Notes attached hereto as EXHIBIT A.

              (xx) "INVESTMENT DOCUMENTS" means this Agreement, the Secured Bridge Notes, the Guarantees, the Security Agreement, the Patent Security Agreement, the Investors' Rights Agreement and the Stockholders' Agreement.

              (xxi) "INVESTOR MAJORITY" means the Investors that hold a majority of the issued and outstanding shares of the Investors' Shares.

              (xxii) "INVESTORS' RIGHTS AGREEMENT" means the Investors' Rights Agreement, dated as of the date of the Tranche II Closing Date, by and among the Company and the Investors, substantially in the form attached hereto as EXHIBIT C.

              (xxiii) "LIEN" means any interest in property securing any obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

              (xxiv) "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and the Subsidiaries taken as a whole.

              (xxv) "PERSON" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership, limited liability company or trust.

              (xxvi) "PATENT LICENSE AGREEMENT" means the License Agreement, dated as of June 16, 2003, between Diomed and Endolaser Associates, L.L.C., under which the Diomed becomes the exclusive licensee of the EVLT Patent.

              (xxvii) "PATENT PURCHASE AGREEMENT" means the Purchase Agreement, dated as of July 23, 2003 between Diomed and Dr. Robert Min, under which Diomed acquires an undivided interest in the EVLT Patent.

              (xxviii) "PATENT RIGHTS ACQUISITION AGREEMENTS" mean the Patent Purchase Agreement and the Patent License Agreement.

              (xxix) "PATENT SECURITY AGREEMENT" means the Patent Security Agreement, dated the Tranche I Closing Date, by Diomed in favor of the Designated Note Investor, as agent for the Secured Parties named therein, substantially in the form of EXHIBIT D.

              (xxx) "PLACEMENT AGENT" means Sunrise Securities Corporation.

              (xxxi) "PLACEMENT AGENT AGREEMENT" means the Agreement, dated April 11, 2003, between the Company and the Placement Agent, as amended.

              (xxxii) "PLEDGE AGREEMENT" means the Second Amended and Restated Pledge Agreement, dated as of the Tranche I Closing Date, by Diomed in favor of the Designated Pledgeholder, as agent for the Secured Parties named therein, substantially in the form of EXHIBIT G.

              (xxxiii)  "REVERSE  STOCK  SPLIT"  has the  meaning  set  forth in
Section 10.

              (xxxiv) "RIGHTS OFFERING" has the meaning set forth in Section 12.

              (xxxv) "SEC" means the U.S. Securities and Exchange Commission.

              (xxxvi) "SECRETARY" means the Secretary of State of the State of Delaware.

              (xxxvii) "SECURED BRIDGE NOTES" means the Company's Secured Convertible Bridge Notes, substantially in the form attached hereto as EXHIBIT A due on the first anniversary of the Tranche I Closing Date, issued in the original aggregate principal amount of $6,995,000.

              (xxxviii) "SECURITIES" means the Secured Bridge Notes and the Investors' Shares.

              (xxxix) "SECURITY AGREEMENT" means the Security Agreement, dated the Tranche I Closing Date, by Diomed in favor of the Designated Note Investor, as agent for the Secured Parties named therein, substantially in the form of EXHIBIT E.

              (xl) "SECURITIES ACT" means the Securities Act of 1934, as amended.

              (xli) "SHARE EXCHANGE AGREEMENT" means the Share Exchange Agreement, dated as of August 6, 2003, between the Company, the holders of the Company's Class C Convertible Preferred Stock and the holders of the Company's Class D Convertible Preferred Stock.

              (xlii) "SHARE PURCHASE PRICE" has the meaning set forth in Section 2(a)(ii).

              (xliii) "SIGNATORY INVESTOR" means each Investor that elects to execute and deliver at the Tranche II Closing a counterpart of the Stockholders' Agreement and to thereby become a party to the Stockholders' Agreement.

              (xliv) "STOCKHOLDERS' AGREEMENT" means the Stockholders' Agreement, dated as of the Tranche II Closing Date, by and among the Company and the Signatory Investors, substantially in the form attached hereto as EXHIBIT F.

              (xlv) "SUBSIDIARIES" means Diomed, Inc., Diomed, Ltd. and Diomed PDT, Inc.

              (xlvi) "TRANCHE I CLOSING" has the meaning set forth in Section 1(b)(ii). (xlvii) "TRANCHE I CLOSING DATE" means the date on which the Tranche I Closing is held.

              (xlviii) "TRANCHE II CLOSING" has the meaning set forth in Section 2(b)(ii).

              (xlix) "TRANCHE II CLOSING DATE" means the date on which the Tranche II Closing is held.

         18. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

              (A) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

              (B) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

              (C) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:        Diomed Holdings, Inc.
                One Dundee Park
                Andover, MA  01810
                ATTN: President and Chief Executive Officer
                Telecopier No.  978-475-8488

                With a copy to:

                McGuireWoods LLP
                9 West 57th Street, 16th Floor
                New York, NY  10019
                ATTN:  William A. Newman, Esq.
                (212) 548-2160 (Telephone)
                (212) 548-2150 (Facsimile)

INVESTORS:      To the respective Investors at their addresses set forth in
                Schedule 1

                Mintz Levin Cohn Ferris Glovsky and Popeo P.C.
                666 Third Avenue
                New York, NY  10017
                Attn:  Kenneth R. Koch, Esq.
                (212) 935-3000 (Telephone)
                (212) 983-3115 (Facsimile)

         19. FEES; EXPENSES. At the Tranche II Closing or within thirty (30) days thereafter, upon presentation by the Investors of documentation reasonably satisfactory to the Company, the Company shall pay the reasonable legal fees and expenses of counsel incurred by the Investors in connection with their review and approval of the transactions contemplated hereby, up to a maximum aggregate amount of $100,000.00. At the Tranche I Closing and at the Tranche II Closing, the Company shall pay the fees of the Placement Agent pursuant to the Placement Agent Agreement that have become due and payable at such Closing.

         20. GOVERNING LAW: MISCELLANEOUS.

              (A) With respect to governing law, jurisdiction and waiver of jury trial, the parties agree as follows:

              (i)  THIS  AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

              (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE. EACH OF THE COMPANY AND THE INVESTORS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY
OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH OF THE COMPANY AND THE INVESTORS WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

              (iii) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY INVESTMENT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE
WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

              (B) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              (C) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

              (D)  All  pronouns  and  any  variations   thereof  refer  to  the
masculine, feminine or neuter, singular or plural, as the context may require.

              (E) A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

              (F) This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

              (G) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

              (H) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

              (I) This Agreement may be amended only by the written consent of the Investor Majority and an instrument in writing signed by the Company.

              (J) This Agreement and the other Investment Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties or by prior or contemporaneous written agreements. There are no unwritten agreements among the parties.

                            [Signature page follows.]

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Investors and the Company as of the date set forth above.

                              COMPANY:

                              DIOMED HOLDINGS, INC.


                              By: /s/  JAMES A. WYLIE, JR.
                                  -----------------------------------------
                                  Name: James A. Wylie, Jr.
                                  Title: President and Chief Executive Officer

                              INVESTOR

                              Name:
                                   ----------------------------------------

                              By:
                                  -----------------------------------------
                                  (Signature of Authorized Person)

                              Name:  ____________________________________
                              Title:    ____________________________________
                              Total Amount of Investment:  $_________________

                             SCHEDULES AND EXHIBITS



Exhibit A         FORM OF SECURED BRIDGE NOTE

Exhibit B         ESCROW AGREEMENT

Exhibit C         INVESTORS' RIGHTS AGREEMENT

Exhibit D         PATENT SECURITY AGREEMENT

Exhibit E         SECURITY AGREEMENT

Exhibit F         STOCKHOLDERS' AGREEMENT

Exhibit G         FORM OF PLEDGE AGREEMENT

Exhibit H         FORM OF LEGAL OPINION OF COMPANY COUNSEL (TRANCHE I CLOSING)*

Exhibit I         FORM OF LEGAL OPINION OF COMPANY COUNSEL (TRANCHE II CLOSING)*

Schedule 1        Schedule of Investors
Schedule 2        AMEX Questionnaire*
Disclosure Schedule*

* Omitted from this filing on Form 8-K

                  SCHEDULE 1 TO SECURITIES PURCHASE AGREEMENT

                                 NEW INVESTORS*

                       NAME OF INVESTOR                                     TOTAL INVESTED (1)
                       ----------------                                     ------------------
Sanford Antignas                                                                  10,000
BPW Israel Ventures LLC                                                          250,000
Emilio Bassini                                                                   100,000
HUG Funding LLC                                                                  400,000
West End Convertible Fund, L.P.                                                  100,000
F Berdon Defined Benefit Plan                                                     40,000
Chana Braun                                                                       25,000
Smithfield Fiduciary, LLC                                                        500,000
Meredith A. Rauhut                                                                50,000
Sean B. Curran                                                                    50,000
Incap Company Limited                                                            250,000
Bel-Cal Holdings, Ltd.                                                           200,000
SDS Merchant Fund, LP                                                            500,000
BayStar Capital II, LP                                                           500,000
Craig Drill Capital                                                              450,000
Duchman, Joseph                                                                   25,000
Bear Stearns Securities Corp., Custodian for J. Steven
Emerson IRA II                                                                   600,000
Michael D. Farkas                                                                 75,000
The Riverview Group, LLC                                                       1,410,000
Robert Schecter                                                                   30,000
Shimon S. Fishman                                                                 15,000
Platinum Partners Global Macro Fund LP                                           250,000
Platinum Partners Value Arbitrage Fund, LP                                       750,000
Melton Management Ltd.                                                           100,000
Asher Gottesman                                                                   10,000

James G. Groninger                                                                60,000
Yehuda Harats                                                                    200,000
David Hirsh and Ruth Hirsh                                                        25,000
J.M.Hull Associates, LP                                                          100,000
Benjamin J. Jesselson 8/21/74 Trust                                              150,000
Michael G. Jesselson 4/8/71 Trust                                                150,000
Ron Katz                                                                         150,000
Joseph Klein III                                                                  50,000
Abraham Koot                                                                       5,000
ProMed Offshore Fund, Ltd.                                                        73,000
ProMed Partners, LP                                                              427,000
Dwight E. Lee                                                                     30,000
Jonathan Leifer                                                                   50,000
David Leiner                                                                      25,000
Ruth Low                                                                         100,000
Avi Lyons                                                                         10,000
Jason Lyons                                                                        5,000
David D. May                                                                      50,000
Balestra Capital Partners, LP                                                    200,000
Monmouth Consulting Inc.                                                          25,000
MTD Holdings LLC                                                                 250,000
Israel Nekritz                                                                     5,000
Tammy Newman                                                                      10,000
Pequot Navigator Offshore Fund, Inc.                                             600,000
Pequot Navigator Onshore Fund, LP                                                350,000
Pequot Scout Fund, LP                                                          1,050,000
Piers Playfair                                                                    25,000
William J. Ritger                                                                100,000
Orion Biomedical Fund, LP (Paramount)                                            410,750

Orion Biomedical Offshore Fund, LP (Paramount)                                    89,250
Reuven Y. Rosenberg                                                              250,000
Joan Schapiro                                                                     25,000
Rock Associates                                                                   25,000
Alexander Scharf                                                                  25,000
David Scharf                                                                      30,000
Abraham Schwartz                                                                  15,000
Rivie Schwebel                                                                    25,000
Morton Seelenfreund IRA                                                          100,000
Sherleigh Associates Inc. Profit Sharing Plan                                    500,000
Terrapin Partners                                                                500,000
Stanley B. Stern                                                                  10,000
David Stone                                                                      250,000
Richard B. Stone                                                                  10,000
Peter Sugarman                                                                   200,000
Langley Partners, L.P.                                                           200,000
Ellis International Ltd.                                                         250,000
Fred Weber & Chaya Weber JT Ten                                                   20,000
George Weinberger                                                                100,000
Congregation Mishkan Sholom                                                      150,000
North Sound Legacy Fund LLC                                                       45,000
North Sound Legacy Institutional Fund LLC                                        455,000
North Sound Legacy International Ltd.                                            500,000
East Hudson Inc. (BVI)                                                            59,000
The Conus Fund (QP), LP                                                           49,000
The Conus Fund Offshore Ltd.                                                      43,000
The Conus Fund, LP                                                               349,000
Bull & Co.                                                                        65,000
Albert L. Zesiger                                                                 50,000

Cudd & Co.                                                                        74,000
Barrie Ramsay Zesiger                                                             50,000
City of Milford Pension & Retirement Fund                                        690,000
City of Stamford Firemen's Pension Fund                                          330,000
Domenic J. Mizio                                                                 100,000
Francois deMenil                                                                  70,000
HBL Charitable Unitrust                                                           65,000
Cudd & Co.                                                                        80,000
James F. Cleary                                                                   10,000
Jeanne L. Morency                                                                 50,000
John J. & Catherine H. Kayola                                                      8,000
Hare & Co.                                                                        70,000
Meehan Foundation                                                                 65,000
Morgan Trust Co. of the Bahamas Ltd. As Trustee U/A/D
11/30/93                                                                         215,000
Murray Capital, LLC                                                               80,000
Huland & Co.                                                                     190,000
Huland & Co.                                                                      35,000
Huland & Co.                                                                     150,000
Peter Looram                                                                      30,000
Psychology Associates                                                             20,000
Mellon Bank NA custodian for PERSI-Zesiger Capital                             1,200,000
Robert K. Winters                                                                  3,000
Susan Uris Halpern                                                               135,000
Theeuwes Family Trust, Felix Theeuwes Trustee                                     65,000
William B. Lazar                                                                  50,000
Wolfson Investment Partners, LP                                                   50,000
Zinc Partners II, LP                                                               2,248
Zinc Partners Offshore, Ltd.                                                     166,760
Zinc Partners, LP                                                                180,992

TOTAL:                                                                       $20,000,000
                                                                             ===========


                       INVESTORS HOLDING CLASS E NOTES: **

        NAME OF INVESTORS                                TOTAL INVESTED
        -----------------                                --------------

Gibralt US, Inc.                                           $1,500,000
Belzberg, Morris                                              300,000
Diamond, Charles                                              100,000
Schraiberg, Steven                                            100,000
         TOTAL                                             $2,000,000
                                                           ==========

                      INVESTORS HOLDING CLASS D NOTES: ***

        NAME OF INVESTORS                         TOTAL INVESTED (1)
        -----------------                         ------------------

Gibralt US, Inc.                                     $1,100,000
Norris, Peter                                            50,000
Wylie, Jr., James A.                                     50,000

         TOTAL                                       $1,200,000
                                                     ==========

                              PLACEMENT AGENT ****
                                               TOTAL DEEMED
       AGENT NAME                              INVESTED (1)
Sunrise Securities Corp.                        $495,000

         TOTAL                                  $495,000
                                                ========

(1) Total Invested excludes amounts invested by way of accrued interest on Secured Bridge Notes and Class D Notes.

* All amounts invested allocated pro rata to purchase of Secured Bridge Notes purchased by such Investors and Investors' Shares.

**       All amounts invested allocated to purchase of Secured Bridge Notes.

***      All amounts invested allocated to purchase of Investors' Shares.

****     Amounts deemed invested allocated to purchase of Secured Bridge Notes.